Exhibit 3.125

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

DOS-200 (Rev. 03/02)

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

Under Section 805 of the

Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned Vice President and Secretary, hereby certify:

FIRST:                                                           The name of the corporation is Warner Bros. Publications Inc.

SECOND:                                            That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 6th day of January, 1970.

THIRD:                                                       That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

Article FIRST of the Certificate of Incorporation is hereby amended to read as follows:

“FIRST:                                                     The name of the corporation is WARNER BROS. PUBLICATIONS U.S. INC.”

1

FOURTH:                                           That the amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the Broad of Directors followed by the Share Holders entitled to vote on an amendment to Certificate of Incorporation.

IN WITNESS WHEREOF, this Certificate has been signed this 17th day of March, 1995.

WARNER BROS. PUBLICATIONS INC.

By	/s/ Warren A. Christie
Warren A. Christie
Vice-President

/s/ Bernard R. Sorkin
Bernard R. Sorkin
Secretary

State of New York	)
) SS:
County of New York	)

Warren A. Christie and Bernard R. Sorkin being duly severally sworn, depose and say that they are the Vice-President and Secretary, respectively, of the corporation mentioned and described in the foregoing instrument; that they have read and signed the same and that the statements contained therein are true.

/s/ Warren A. Christie
Warren A. Christie

/s/ Bernard R. Sorkin
Bernard R. Sorkin

Sworn to before me this 17th day of March, 1995.

/s/ Marie N. White
MARIE N. WHITE
Notary Public, State of New York
No. 30-4616753
Qualified in Nassau County
Certificate Filed in New York County
Commission Expires July 31, 1992

2

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

DOS-200 (Rev. 03/02)

CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

Under Section 402 of the Business Corporation Law

The undersigned, being a natural person of at least 21 years of age and acting as the incorporator of the corporation hereby being formed under Business Corporation Law, certifies that:

FIRST:        The name of the corporation is WARNER BROS. PUBLICATIONS INC.

SECOND:        The corporation is formed for the following purpose or purposes:

To manufacture, buy, sell, create, produce, trade and otherwise deal in and with motion pictures and motion picture films of every nature, kind and description, and to buy, rent, sell, lease, sub-lease, distribute, exploit, import, export, exhibit or license others to lease, exploit, distribute and exhibit the same; to acquire by grant, gift, purchase, lease, assignment or otherwise, and to hold, own, use, operate, introduce, present, sell, assign, transfer, mortgage and generally to deal in and with motion picture scenarios, stage and television plays, operas, dramas, ballets, musical comedies, books, and all dramatic, musical and motion picture and television productions, features, commercials, and publications and property of every kind, both copyrighted and uncopyrighted and to copyright the same; to employ actors, artists, dancers, singers, writers, artisans, mechanics and other persons for the purpose of preparing, devising, composing, manufacturing, presenting, and otherwise dealing in or with moving and talking pictures, motion picture films, dramatic and television plays, features, and commercials, scenarios, plays, productions and other means and media for the preservation, presentation, exhibition, exploitation and distribution thereof.

To manufacture, assemble and construct, to buy, rent, or otherwise acquire and to own, use, operate, license and sell, mortgage, lease or otherwise dispose of machines or mechanical devises or contrivances commonly known as moving picture machines, and all other mechanical devices and contrivances which can or may be used in the projection and exhibition of motion picture films, either with or without talking contrivances therewith synchronized or otherwise adapted, and all other devices, machines or contrivances for the purpose of producing theatrical and television plays, features, commercials, operas, ballets, musical comedies or other dramatic,

1

musical and motion picture products or simulation thereof by mechanical or other means.

To manufacture, construct, assemble, buy, rent, import, export or otherwise acquire, own, operate, use, sell, mortgage, lease, license, or otherwise to deal in or with any and all parts, appurtenances, materials and raw stock of any nature whatsoever, which may be used in and in connection with the said machines and mechanical devices, negative and positive films, motion picture cameras, and any and all articles of a similar nature incidental to the use of the said machines and the manufacture and projection of the motion pictures.

To own, operate, control, and to carry on the business of a motion picture laboratory, and to print, develop and arrange negative and positive films of any and all kinds; to title and sub-title the same, and to do any and all things necessary or incidental to the business of a motion picture laboratory, and to buy, sell, lease, sub-lease, mortgage or otherwise deal in or with real and personal property incidental to and in connection with the said motion picture laboratory business.

To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, option, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof; to acquire by purchase or otherwise own, hold, lease, mortgage, sell, or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition or improvement of any factories, shops, storehouses, buildings, and commercial and retail establishments of every character, including all equipment, fixtures, machinery, implements and supplies necessary, or incidental to, or connected with any of the purposes or business of the corporation; and generally to perform any and all acts connected therewith arising therefrom or incidental thereto, and all acts proper or necessary for the purpose of the business.

2

To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings and other works and any interest or right therein; to take, lease, purchase or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generally deal in and with, as principal, agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

To apply for, register, obtain, purchases, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of; and, in any manner deal with and contract with reference to:

(a)                                  invention, devices, formulae, processes and any improvements and modifications thereof;

(b)                                 letters, patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America or of any or subdivision thereof, and all rights connected therewith or appertaining thereunto;

(c)                                  franchises, licenses, grants and concessions.

To have, in furtherance of the corporate purposes, all of the powers conferred upon corporations organized under the Business Corporation Law subject to any limitations thereof contained in this Certificate of Incorporation or in the laws of the State of New York.

THIRD:        The office of the corporation is to be located in the City of New York, County of New York, State of New York.

3

FOURTH:        The aggregate number or shares which the corporation shall have authority to issue is two hundred (200), all of which are without par value, and all of which are of the same class.

FIFTH:        The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: 200 Park Avenue, New York, New York, Attention: Sidney H. Levin, Es q.

SIXTH:        The duration of the corporation is to be perpetual.

SEVENTH:        Except as may otherwise be specifically provided in this certificate of incorporation, no provision of this certificate of incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the business Corporation Law upon the corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

Signed on December 10, 1969

/s/ Norman K. Samnick
Norman K. Samnick
Incorporator
200 Park Avenue
New York, New York

4

STATE OF NEW YORK	)
) SS.:
COUNTY OF NEW YORK	)

On the date hereinafter set forth, before me came Norman K. Samnick          , to me known to be the individual who is described in, and who signed the foregoing certificate of incorporation, and he acknowledged to me that he signed the same.

Sign on December 10, 1969

/s/ Dorothy L. Horn
Notary Public

DOROTHY L. HORN
Notary Public, State of New York
No. 41-6962615 Qual. in Queens County
Cert. Filed in New York County
Term Expires March 30 1970

5

CONSENT

Sidney H. Levin, Vice President and Assistant Secretary of Warner Bros. Inc., a corporation duly organized under the laws of the State of Delaware (and authorized to transact business as a foreign corporation under the laws of the State of New York,) does hereby certify that the following is a true and correct copy of a resolution of the Executive Committee of the Board of Directors of said corporation adopted at a special meeting held on the 19th day of December, 1969.

“RESOLVED, that this corporation give its unqualified consent to the use of the name

“WARNER BROS. PUBLICATIONS INC.”

by a corporation desirous of organizing under the laws of the State of New York, and

FURTHER RESOLVED, that in the opinion and judgment of the Executive Committee of the Board of Directors of this corporation the name

“WARNER BROS. PUBLICATIONS INC.”

is not so similar to the name of this corporation as to tend to confuse or deceive.”

/s/ Sidney H. Levin
Sidney H. Levin

Vice President & Assistant Secretary
of Warner Bros. Inc.

6

STATE OF NEW YORK	)
) SS.:
COUNTY OF NEW YORK	)

Sidney H. Levin, being duly sworn, deposes and says that he is the person who signed the foregoing instrument; that he signed the same in the capacity set opposite or beneath his signature thereon; that he has read said instrument and knows the contents thereof; and that the statements contained are true to his own knowledge.

/s/ Sidney H. Levin

Subscribed and sworn to
before me on December 31, 1969.

/s/ Stephen R. Langenthal

STEPHEN R. LANGENTHAL
Notary Public, State of New York
No. 31-2252225
Qualified in New York County
Commission Expires March 30, 1971

7

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

DOS-200 (Rev. 03/02)

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

* * * * *

WE, THE UNDERSIGNED, Sidney H. Levin and Norman K. Samnick, respectively being the Vice President and Assistant Secretary of Warner Bros. Publications Inc. do hereby certify:

1.                                       The name of the Corporation is Warner Bros. Publications, Inc.

2.                                       The Certificate of Incorporation of such Corporation was filed on January 6, 1970.

3.                                       (a)                                  The Certificate of Incorporation is amended to change the corporate purposes of the Corporation.

(b)                                 To effect the foregoing, Article Second is amended to include the following additions:

“To conduct and carry on a general music publishing and selling business, and, in connection therewith and independent thereof, to acquire, purchase, sell, license the use of, rent, assign, arrange, orchestrate, print, publish, reproduce, develop, copyright, distribute, acquire, grant, and dispose of franchises, concessions, royalties, and other rights in respect of, promote and generally deal in and with, in any lawful capacity, any and all musical selections, musical scores, musical compositions and musical matters of all kinds.

“To obtain, engage, employ, supervise, advertise, publish, furnish, provide, book, license the use of, negotiate, enter into; execute, and acquire, hold, assign, and transfer contracts, options, and rights for and in respect of, and otherwise generally promote, direct, and deal in and with, as principal and agent, the songs, lyrics, libretti, scores, orchestrations, arrangements, services, talents, performances, renditions, works, compositions, recordings, transcriptions, broadcasts, telecasts, and other professional output of any and all kinds of song writers, singers, musicians, actors, actresses, dancers, performers, entertainers, composers, lyricists, arrangers, dramatists, playwrites, artists, scenarists, authors, coaches, commentators, directors, producers, managers, technicians, and other personnel necessary or useful in all branches of opera, music, drama, ballet, the theatre, motion pictures, radio, television, and other fields of entertainment.

“To acquire and hold, sell, assign and transfer copyrights, rights of presentation, licenses, and privileges for songs, scores, arrangements, orchestrations, recordings, broadcasts, telecasts, books, stories, scenarios, articles, plays, and operas, and rights of any other sort used or useful in connection with the business or objects of the corporation; to print or publish or cause to be printed or published, any song, score, arrangement, orchestration, play, scenario, poem, words, or music which the corporation may have the right to print or publish; to sell, distribute, or deal in any matters so printed as the corporation may see fit; and to conduct a general promotion, public relations, and advertising business in all its branches.

“To conduct in all its branches a general recording, platter, plate, wire, tape, soundtrack, disc, transcription, pressing, stamping and all other forms of recorded sound and voice business of every nature and description and by any means or through any media which now or may hereafter become known, invented or devised and without limiting the generality of any of the foregoing purposes, to manufacture, process, publish, distribute, buy, sell, rent and generally deal in and with masters, matrices, records, platters, plates, wires, tapes, sound tracks, biscuits, discs, transcriptions, pressings, stampers, stampings and any and all other forms of recording sound and voice of every nature, kind, type and description which now or hereafter may become known, invented or devised for any all lawful purposes and uses whatsoever; to manufacture, process, make, employ, trade in, buy, sell, distribute and deal in acetates, plastics, compositions, rubber, gums, chemicals, and any and all other materials, processes, supplies and the components thereof for the purpose of making any of the foregoing or allied finished articles and to hire, employ, negotiate for and use in any manner chemical formulae, physicists, analysts, mechanics and others therefor; to hire, employ, contract with and negotiate for the musical production or artistic services of and to the use in any manner, orchestras, bands, singers, musicians, actors, artists, entertainers and others.

“To manufacture, import, export, process, distribute, use, circulate, license the use of, collect royalties out of, turn to account, rent, lease, prepare, produce, trade in and generally deal in and with, whether as principal, agent, employer, technician, jobber, distributor, contractor, broker, factor, representative of individuals, firms, associations, corporations or organizations, licensor, licensee or otherwise with respect to any and all of the foregoing articles, goods, purposes and things as well as with respect to any and all equipment, apparatus, machinery, devices, prints, facilities used or useful in or about such business or related businesses and any or all of the manufactured, finished, reproduced and processed matter, articles and output of such businesses and related businesses; to buy, sell, manufacture, import, export and otherwise acquire, hold and dispose of any and all materials and articles which may be incidental or related to or necessary, convenient or desirable for the purposes of the corporation.

2

“To conduct in all its branches a general publishing, lithographing, printing, paper, products, stationery, book-binding, engraving, photo duplicating, electrotyping, offsetting, processing, facsimile and image color line word and shadow reproduction business of every nature and description and by any means or through any media which are now or hereafter may become known, invented or devised, and without limiting the generality of any of the purposes herein contained, to print, engrave, bind, publish, edit, design, issue, prepare for market, circulate, distribute, buy, sell and otherwise deal in any magazines, books, records, compositions, songs, music, operas, arias, scores, plays, scenarios, manuscripts, or literary or musical material, pamphlets, sheets, circulars, posters, newspapers, literature, pictures, tickets, cards, advertisements, letter and bill-heads, envelopes, legal, commercial and financial forms and blanks of every kind, and any and all kinds of printed, engraved, offset, facsimile, duplicated, reproducing and reproduced, or other matter and any and all other publications of every kind, nature or description whether in related or unrelated fields and which are now known or hereafter become known, invented or devised.

“To maintain and conduct a service or services, or bureau or bureaus, for the collection, transmission, sale and disposal of any and all kinds of printed and recorded matter of any kind and nature; to act as advertising, literary, recording and general representatives and agents for authors, composers, writers, publishers and for persons, firms and corporations generally.

“To acquire by purchase, exchange, concession, easement, contract, lease or otherwise, to hold, own, use, control, manage, improve, maintain and develop, to mortgage, pledge, grant, sell, convey, exchange, assign, divide, lease, sublease, or otherwise encumber and dispose of, and to deal and trade in, real estate improved or unimproved, lands, leaseholds, options, concessions, easements, tenements, hereditaments and interests in real, mixed, and personal property, of every kind and description wheresoever situated, and any and all rights therein.

4.                                       The amendment was authorized in the following manner:

By the unanimous vote of all of the outstanding shares entitled to vote at a meeting of the shareholders held on the 2nd day of August, 1971.

IN WITNESS WHEREOF, we have signed this certificate on the 3rd day of August, 1971, and we affirm the statements contained herein as true under penalties of perjury.

/s/ Sidney H. Levin
Sidney H. Levin, Vice President

/s/ Norman K. Samnick
Norman K. Samnick, Secretary
Assistant

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

SIDNEY H. LEVIN, being duly sworn deposes and says that he is the person who signed the foregoing Certificate of Amendment of the Certificate of Incorporation; that he signed said Certificate in the capacity set beneath his signature thereon; that he has read the said Certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

/s/ Sidney H. Levin
Sidney H. Levin,
Vice President

Subscribed to and sworn to before me
this 6th day of August, 1971.

/s/ Ruth G. Boyer
Notary Public

RUTH G. BOYER
Notary Public, State of New York
No. 31-5408350
Qualified in New York County
Commission Expires March 30, 1972

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

DOS-200 (Rev. 03/02)

CERTIFICATE OF CHANGE

OF

WARNER BROS. PUBLICATIONS INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

Pursuant to the provisions of Section 805-A of the Business Corporation Law, the undersigned hereby certify:

FIRST:                                                           That the name of the corporation is WARNER BROS. PUBLICATIONS INC.

SECOND:                                            That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 6th day of January, 1970.

THIRD:                                                       That the change to the Certificate of Incorporation effected by this Certificate is as follows:

To change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him, so that such address shall hereafter be 75 Rockefeller Plaza, New York, New York 10019.

FOURTH:                                           That the change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the Board at which a quorum was present.

IN WITNESS WHEREOF, this Certificate has been signed this 7th day of September 1978 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

WARNER BROS. PUBLICATIONS INC.

By	/s/ Murray Rutkoff
Murray Rutkoff, Vice President

By	/s/ Bernard R. Sorkin
Bernard R. Sorkin, Secretary

1

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

DOS-200 (Rev. 03/02)

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS			FILING PERIOD	FEE
Biennial Statement, Part A
CORPORATION NAME		287015	01/2004	$9.00

WARNER BROS. PUBLICATIONS U.S. INC.

1	FARM	☐

The corporation is a corporation engaged in the production of crops,  livestock,  and livestock products on land used in agricultural production (Agriculture and Markets Law Section 301).  It is not required to

CORPORATION
report.
2	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER	NAME
FRED S. ANTON
ADDRESS

		CITY	STATE	ZIP + 4

3	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	NAME
15800 N.W. 48TH Avenue
ADDRESS
MIAMI, FL 33014
		CITY	STATE	ZIP + 4

4	SERVICE OF PROCESS ADDRESS	NAME

ADDRESS

		CITY	STATE	ZIP + 4

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS		FILING PERIOD	FEE
Biennial Statement, Part B
CORPORATION NAME	287015	01/2004	$9.00

WARNER BROS. PUBLICATIONS U.S. INC.

(1)	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
10585 SANTA MONICA BOULEVARD
	BURBANK CA 91025-4950	If there are no changes to the information
printed in Part B, sign Part C and return with
(2)	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	payment payable to the Dept. of State
WARNER BROS. PUBLICATIONS U.S. INC.
15800 N.W. 48TH AVENUE
MIAMI FL 33014

(3)	SERVICE OF PROCESS ADDRESS
EDWARD J. WEISS, ESQ.
75 ROCKEFELLER PLAZA
NEW YORK NY 10019

MAKE NO MARKS BELOW THIS LINE	(YOU MUST SIGN ON RESERVE)	DOS-1179 (07/91)

Annex A: Warner Bros. Publications US Inc.

State of New York	}
} ss.:
Department of State	} 4325

I hereby certify that I have compared the annexed copy with the original document filed by the Department of State and that the same is a correct transcript of said original.

Witness my hand and seal of the Department of State on FEB 9 1977

/s/ [ILLEGIBLE]
Secretary of State

G020-504 (10/76)

CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

Under Section 402 of the Business Corporation Law

The undersigned, being natural person of at least 21 years of age and acting as the incorporator of the corporation hereby being formed under the Business Corporation Law, certifies that:

FIRST:  The name of the corporation is WARNER BROS. PUBLICATIONS INC.

SECOND:  The corporation is formed for the following purpose or purposes:

To manufacture, buy, sell, create, produce, trade and otherwise deal in and with motion pictures and motion picture films of every nature, kind and description, and to buy, rent, sell, lease, sub-lease, distribute, exploit, import, export, exhibit or license others to lease, exploit, distribute and exhibit the same; to acquire by grant, gift, purchase, lease, assignment or otherwise, and to hold, own, use, operate, introduce, present, sell, assign, transfer, mortgage and generally to deal in and with motion picture scenarios, stage and television plays, operas, dramas, ballets, musical comedies, books, and all dramatic, musical and motion picture and television productions, features, commercials, and publications and property of every kind, both copyrighted and uncopyrighted and to copyright the same; to employ actors, artists, dancers, singers, writers, artisans, mechanics and other persons for the purpose of preparing, devising, composing, manufacturing, presenting, and otherwise dealing in or with moving and talking pictures, motion picture films, dramatic and television plays, features, and commercials, scenarios, plays, productions and other means and media for the preservation, presentation, exhibition, exploitation and distribution thereof.

To manufacture, assemble and construct, to buy, rent, or otherwise acquire and to own, use, operate, license and sell, mortgage, lease or otherwise dispose of machines or mechanical devises or contrivances commonly known as moving picture machines, and all other mechanical devices and contrivances which can or may be used in the projection and exhibition of motion picture films, either with or without talking contrivances therewith synchronized or otherwise adapted, and all other devices, machines or contrivances for the purpose of producing theatrical and television plays, features, commercials, operas, ballets, musical comedies or other dramatic, musical and motion picture products or simulation thereof by mechanical or other means.

To manufacture, construct, assemble, buy, rent, import, export or otherwise acquire, own, operate, use, sell, mortgage, lease, license, or otherwise to deal in or with any and all parts, appurtenances, materials and raw stock of any nature whatsoever, which may be used in and in connection with the said machines and mechanical devices, negative and positive films, motion picture cameras, and any and all articles of a similar nature incidental to the use of the said machines and the manufacture and projection of the motion pictures.

To own, operate, control, and to carry on the business of a motion picture laboratory, and to print, develop and arrange negative and positive films of any and all kinds; to title and sub-title the same, and to do any and all things necessary or incidental to the business of a motion picture laboratory, and to buy, sell, lease, sub-lease, mortgage or otherwise deal in or with real and personal property incidental to and in connection with the said motion picture laboratory business.

To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, option, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof; to acquire by purchase or otherwise own, hold, lease, mortgage, sell, or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition or improvement of any factories, shops, storehouses, buildings, and commercial and retail establishments of every character, including all equipment, fixtures, machinery, implements and supplies necessary, or incidental to, or connected with any of the purposes or business of the corporation; and generally to perform any and all acts connected therewith or arising therefrom or incidental thereto, and all acts proper or necessary for the purpose of the business.

To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings and other works and any interest or right therein; to take, lease, purchase or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generally deal in and with, as principal, agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of, and in any manner deal with and contract with reference to:

(a)           invention, devices, formulae, processes and any improvements and modifications thereof;

(b)           letters, patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America or of any state or subdivision thereof, or of any foreign country or subdivision thereof, and all rights connected therewith or appertaining thereunto;

(c)           franchises, licenses, grants and concessions.

To have, in furtherance of the corporate purposes, all of the powers conferred upon corporations organized under the Business Corporation Law subject to any limitations thereof contained in this Certificate of Incorporation or in the laws of the State of New York.

THIRD:  The office of the corporation is to be located in the City of New York, County of New York, State of New York.

FOURTH:  The aggregate number of shares which the corporation shall have authority to issue is two hundred (200), all of which are without par value, and all of which are of the same class.

FIFTH:  The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: 200 Park Avenue, New York, New York, Attention: Sidney H. Levin, Esq.

SIXTH:  The duration of the corporation is to be perpetual.

SEVENTH:  Except as may otherwise be specifically provided in this certificate of incorporation, no provision of this certificate of incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the business Corporation Law upon the corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

Signed on December 10, 1969

/s/ Norman K. Samnick
Norman K. Samnick
Incorporator
200 Park Avenue
New York, New York

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

On the date hereinafter set forth, before me came Norman K. Samnick, to me known to be the individual who is described in, and who signed the foregoing certificate of incorporation, and he acknowledged to me that he signed the same.

Sign on December 10, 1969

/s/ Dorothy L. Horn
Notary Public

DOROTHY L. HORN
Notary Public State of New York
No. 41-6962615 Qual. in Queens County
Cert. Filed in New York [ILLEGIBLE]
Term Expires March 30 1970

CONSENT

Sidney H. Levin, Vice President and Assistant Secretary of Warner Bros. Inc., a corporation duly organized under the laws of the State of Delaware (and authorized to transact business as a foreign corporation under the laws of the State of New York,) does hereby certify that the following is a true and correct copy of a resolution of the Executive Committee of the Board of Directors of said corporation adopted at a special meeting held on the 19th day of December, 1969.

“RESOLVED, that this corporation give its unqualified consent to the use of the name

“WARNER BROS. PUBLICATIONS INC.”

by a corporation desirous of organizing under the law of the State of New York, and

FURTHER RESOLVED, that in the opinion and judgment of the Executive Committee of the Board of Directors of this corporation the name

“WARNER BROS. PUBLICATIONS INC.”

is not so similar to the name of this corporation as to tend to confuse or deceive.”

/s/ Sidney H. Levin
Sidney H. Levin

Vice President & Assistant Secretary
of Warner Bros. Inc.

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

Sidney H. Levin, being duly sworn, deposes and says that he is the person who signed the foregoing instrument; that he signed the same in the capacity set opposite or beneath his signature thereon; that he has read said instrument and knows the contents thereof; and that the statements contained are true to his own knowledge.

/s/ Sidney H. Levin

Subscribed and sworn to

before me on December 31, 1969.

/s/ Stephen R. Langenthal
STEPHEN R. LANGENTHAL
Notary Public State of New York
No. 31-2252225
Qualified in New York County
Commission Expires March 30, 1971

CERTIFICATE OF INCORPORATION

OF

WARNER BROS, PUBLICATIONS INC.

Under Section 402 of the Business Corporation Law

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JAN 6 1970
TAX $ 10
FILING FEE $ 50

/s/ [ILLEGIBLE]
Secretary of State
By	/s/ [ILLEGIBLE]
[ILLEGIBLE]

Legal Department
Warner Bros. Inc.
200 Park Avenue
New York, New York 10017

N. Y. S. DEPARTMENT OF STATE	162 WASHINGTON AVENUE
DIVISION OF CORPORATIONS AND STATE RECORDS	ALBANY, NY 12231

FILING RECEIPT

ENTITY NAME	:	WARNER BROS. PUBLICATIONS U.S. INC.

DOCUMENT TYPE	:	AMENDMENT (DOMESTIC BUSINESS)	COUNTY: NEWY
NAME

SERVICE COMPANY	:	PRENTICE-HALL CORPORATION SYSTEM, INC.	SERVICE CODE: 32

FILED: 03/31/1995	DURATION: *********	CASH #: 950331000177	FILM #: 95033100016

ADDRESS FOR PROCESS

[SEAL]

REGISTERED AGENT

FILER	FEES		95.00	PAYMENTS		95.00

TIME WARNER INC.	FILING	:	60.00	CASH	:	0.00
75 ROCKEFELLER PLAZA	TAX	:	0.00	CHECK	:	0.00
	CERT	:	0.00	BILLED	:	95.00
NEW YORK, NY 10019	COPIES	:	10.00
	HANDLING	:	25.00
				REFUND	:	0.00

OS-1025 (11/89)

State of New York	}	ss:
Department of State	}

I hereby certify that I have compared the annexed copy with the original documents filed by the Department of State and that the same is a correct transcript of said original.

Witness my hand and seal of the Department of State on MAR 31 1995

/s/ [ILLEGIBLE]
Secretary of State

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

Under Section 805 of the

Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned Vice President and Secretary, hereby Certify:

FIRST:                  The name of the corporation is Warner Bros. Publications Inc.

SECOND:             That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 6th day of January, 1970.

THIRD:                 That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

Article FIRST of the Certificate of Incorporation is hereby amended to read as follows:

“FIRST:                The name of the corporation is WARNER BROS. PUBLICATIONS U.S. INC.”

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FOURTH:             That the amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the Broad of Directors followed by the Share Holders entitled to vote on an amendment to Certificate of Incorporation.

IN WITNESS WHEREOF, this Certificate has been signed this 17th day of March, 1995.

WARNER BROS. PUBLICATIONS INC.

By	/s/ Warren A. Christie
Warren A. Christie
Vice-President

By	/s/ Bernard R. Sorkin
Bernard R. Sorkin
Secretary

State of New York	)
	)	SS:
County of New York	)

Warren A. Christie and Bernard R. Sorkin being duly severally sworn, depose and say that they are the Vice-President and Secretary, respectively, of the corporation mentioned and described in the foregoing instrument; that they have read and signed the same and that the statements contained therein are true.

By	/s/ Warren A. Christie
Warren A. Christie

By	/s/ Bernard R. Sorkin
Bernard R. Sorkin

Sworn to before me this

17th day of March, 1995.

/s/ Marie N. White
MARIE N. WHITE
Notary Public, State of New York
No. 30-4616753
Qualified in Nassau County
Certificate Filed in New York County
Commission Expires July 31, 1992

2

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	MAR 31 1995
TAX $
BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WARNER BROS. PUBLICATIONS INC.

Under Section 805 of the

Business Corporation Law

Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019

3